Fees Summary	Aug. 08, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 746,145,000
Previously Paid Amount	0
Total Fee Amount	110,131.01
Total Offset Amount	0
Net Fee	$ 110,131.01